                                                       -------------------------
                                                    DEUTSCHE BANK [LOGO OMITTED]

                                                       Deutsche Bank AG New York
                                                                  60 Wall Street
                                                              New York, NY 10005
                                                         Telephone: 212-250-5977
                                                        Facsimilie: 212-797-8826
                                                       -------------------------

                          CONFIRMATION SWAP AGREEMENT I

Date:               March 9, 2007

To:                 LaSalle Bank National Association, not in its individual
                    capacity but solely in its capacity as Supplemental Interest
                    Trust Trustee for the benefit of the RAMP Series 2007-RS1
                    Supplemental Interest Trust

                    135 S LaSalle Street
                    Suite 1511
                    Chicago, IL 60603

Attention:          Global Securities and Trust Services - RAMP 2007-RS1
Telephone no.:      (312) 992-1102
Facsimile no.:      (312) 904-1368

Cc:                 Joseph Orning
Facsimile no:       952-921-9133

Our Reference:      Global No. N569116N

Re:   Interest Rate Swap Transaction

Ladies and Gentlemen:

The purpose of this letter agreement is to set forth the terms and conditions of the Transaction entered into between Deutsche Bank AG, New York Branch ("DBAG")
and RAMP Series 2007-RS1 Supplemental Interest Trust, acting through LaSalle
Bank National Association, not in its individual capacity, but solely as
Supplemental Interest Trust Trustee for the benefit of RAMP Series 2007-RS1
Supplemental Interest Trust ("Counterparty") on the Trade Date specified below
(the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions (the
"Definitions") as published by the International Swaps and Derivatives
Association, Inc. are incorporated by reference herein. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. For purposes of this Transaction, any capitalized and undefined terms contained herein (other than the capitalized terms the definitions of which are contained in the Definitions) shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of February 1, 2007 (the
"Pooling and Servicing Agreement") relating to the RAMP Series 2007-RS1 Trust
Mortgage Asset-Backed Pass-Through Certificates, Series 2007-RS1, which is hereby incorporated by reference into this Confirmation.

1.    This Confirmation evidences a complete and binding agreement between DBAG
      ("Party A") and Counterparty ("Party B") as to the terms of the
      Transaction to which this Confirmation relates. This Confirmation, together with all other documents referring to the ISDA Form, as defined below,

Chairman of the Supervisory Board: Clemens Borsig
Management Board: Josef Ackermann (Chairman), Hugo Banziger, Tessen von
Heydebreck, Anthony Di Iorio, Hermann-Josef Lamberti

      confirming the Transaction entered into between us shall supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA
      Master Agreement (Multicurrency-Cross Border) (the "ISDA Form") (as may be
      amended, modified or supplemented from time to time, the "Agreement") as if we had executed an agreement on the Trade Date of the first such
      Transaction between us in such form, with the Schedule thereto specifying only that (a) the governing law is the laws of the State of New York, without reference to choice of law doctrine, and (b) the Termination
      Currency is U.S. Dollars. In the event of any inconsistency between the terms of this Confirmation, and the terms of the Agreement, this
      Confirmation will prevail for the purpose of this Transaction.

2.    The terms of the particular Transaction to which this Confirmation relates are as follows:-

      Notional Amount:                         (1) With respect to any
                                               Calculation Period prior to
                                               February 25, 2012, as set forth
                                               in Exhibit I, which is attached
                                               hereto and incorporated by
                                               reference into this Confirmation.

                                               (2) With respect to any
                                               Calculation Period on or after
                                               February 25, 2012, the lesser of
                                               (i) the aggregate Certificate
                                               Principal Balance of the Class A
                                               Certificates and Class M
                                               Certificates immediately prior to
                                               that Calculation Period and (ii)
                                               the amount applicable to that
                                               Calculation Period as set forth
                                               in Exhibit I.

      Trade Date:                              February 7, 2007

      Effective Date:                          March 9, 2007

      Termination Date:                        December 25, 2019

Fixed Amounts:

      Fixed Rate Payer:                        Counterparty

      Fixed Rate Payer Period End Dates:       The 25th day of each month of
                                               each year, commencing March 25,
                                               2007, through and including the
                                               Termination Date, subject to no
                                               adjustment in accordance with the
                                               Following Business Day
                                               Convention.

      Fixed Rate Payer Payment Dates:          One Business Day prior to each
                                               Fixed Rate Payer Period End Date,
                                               subject to adjustment in
                                               accordance with the Following
                                               Business Day Convention.

      Fixed Rate:                              5.34%

      Fixed Rate Day Count Fraction:           30/360

Floating Amounts:

      Floating Rate Payer:                     DBAG

                                        2

      Floating Rate Payer Period
      End Dates:                               The 25th day of each month of
                                               each year, commencing March 25,
                                               2007, through and including the
                                               Termination Date, subject to
                                               adjustment in accordance with the
                                               Following Business Day
                                               Convention.

      Floating Rate Payer Payment Dates:       One Business Day prior to each
                                               Floating Rate Payer Period End
                                               Date, subject to adjustment in
                                               accordance with the Following
                                               Business Day Convention.

      Floating Rate Option:                    USD-LIBOR-BBA

      Designated Maturity:                     One month

      Spread:                                  None

      Floating Rate Day Count Fraction:        Actual/360

      Floating Rate for initial
      Calculation Period:                      To be determined

      Reset Dates:                             The first Business Day in each
                                               Calculation Period.

      Compounding:                             Inapplicable

Business Days:                                 New York

                                        3

3.    ACCOUNT DETAILS:

      USD DBAG Payment Instructions:
      Account With:                            DB Trust Co. Americas, New York
      SWIFT Code                               BKTRUS33 / ABA 021001033
      Favor Of:                                Deutsche Bank AG, New York
      Account Number:                          01 473 969
      Reference:                               N569116N

      USD Counterparty Payment Instructions:
      Account With:                            LaSalle Bank National Association
      ABA No:                                  071-000-505
      Account Number:                          724550.2
      Reference:                               RAMP Series 2007-RS1 N569116N
      OBI:                                     Attn: Patrick Kubik 2-1102

4.    OFFICES:

      The Office for DBAG for this Transaction is New York.

      The Office of Counterparty for this Transaction is Chicago.

5.    CALCULATION AGENT:                       DBAG

6.    REPRESENTATIONS.

Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this
Transaction):-

(i) NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this
Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this
Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction. Notwithstanding the foregoing, the parties agree that LaSalle Bank National Association has executed this letter agreement pursuant to the direction received by it pursuant to the Pooling and Servicing
Agreement.

(ii) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this
Transaction. It is also capable of assuming, and assumes, the risks of this
Transaction. Notwithstanding the foregoing, the parties agree that the LaSalle
Bank National Association has executed this letter agreement pursuant to the direction received by it pursuant to the Pooling and Servicing Agreement.

(iii) STATUS OF PARTIES. The other party is not acting as a fiduciary for, or an adviser to it in respect of this Transaction

(iv) PARI PASSU: Party A represents that its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law.

                                        4

7.    ISDA FORM.

      (a)   "Specified Entity" means, in relation to Party A, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not
Applicable.

      (b)   "Specified Entity" means, in relation to Party B, for the purpose of
Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not
Applicable.

      (c)   "Specified Indebtedness" will have the meaning specified in Section
14 of the ISDA Form, provided that Specified Indebtedness shall not include deposits received in the course of a party's ordinary banking business.

      (d)   "Specified Transaction" will have the meaning specified in Section
14 of the ISDA Form.

      (e)   "Threshold Amount" means, with respect to Party A (or its Credit
Support Provider), 3% of shareholders' equity as described in its most recently published audited financial statement or its equivalent in any currency.

      (f)   Sections 5(a)(ii), 5(a)(iii), 5(a)(iv); and 5(a)(vi) of the ISDA
Form will not apply to Party B; provided that Section 5(a)(iii) of the ISDA Form shall apply to Party B to the extent that Party B fails to return a Return
Amount under the Credit Support Annex. With respect to Party A and Party B, the provisions of Section 5(a)(v) of the ISDA Form will not apply.

      (g)   Section 5(a)(vi) of the ISDA Form "Cross Default" applies to Party
A, provided, however, that, notwithstanding the foregoing, an Event of Default shall not occur under either (i) or (ii) above if (A) (I) the default, or other similar event or condition referred to in (1) or the failure to pay referred to in (2) is a failure to pay or deliver caused by an error or omission of an administrative or operational nature, and (II) funds or the asset to be delivered were available to such party to enable it to make the relevant payment or delivery when due and (III) such payment or delivery is made within three (3)
Local Business Days following receipt of written notice from an interested party of such failure to pay, or (B) such party was precluded from paying, or was unable to pay, using reasonable means, through the office of the party through which it was acting for purposes of the relevant Specified Indebtedness, by reason of force majeure, act of State, illegality or impossibility.

      (h)   Section 5(a)(vii) of the ISDA Form applies to Party A and Party B;
provided that with respect to Party B, clauses (2), (7) and (9) will not be applicable as an Event of Default to the extent such event relates to nonpayment of indebtedness other than that of the related class of Notes; clause (4) will not apply to Party B to the extent that it refers to proceedings or petitions instituted or presented by Party A or any of its Affiliates; clause(6) will not apply to Party B to the extent that it refers to (i) any appointment that is contemplated or effected by the Transaction Documents or (ii) any appointment that Party B has not become subject to); clause (8) will not apply to Party B to the extent that it applies to Section 5(a)(vii)(2),(4),(6), and (7) of the ISDA
Form (except to the extent that such provisions are not disapplied with respect to Party B.

      (i)   The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form will not apply to Party A or Party B.

      (j)   The "Automatic Early Termination" provision of Section 6(a) of the
ISDA Form will not apply to Party A or Party B.

      (k)   The "Tax Event Upon Merger" provisions of Section 5(b)(iii) of the
ISDA Form will apply, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

                                        5

      (l)   Section 6(b)(ii) of the ISDA Form will apply; provided that the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the
Affected Party" shall be deleted.

      (m)   The ISDA Form will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New York General
Obligations Law).

      (n)   The phrase "Termination Currency" means United States Dollars.

      (o)   For the purpose of Section 6(e) of the ISDA Form:

            (i)   Market Quotation will apply and the Second Method will
            apply; provided, however, with respect to an early termination in which Party A is the Defaulting Party or sole Affected Party in respect of an Additional Termination Event or Tax Event Upon Merger,
            notwithstanding Section 6 of the ISDA Form the following amendment to Agreement set forth in paragraphs (i) to (ix) below shall apply:

            For the purposes of Section 6(d)(i) of the ISDA Form, Party B's obligation with respect to the extent of information to be provided with its calculations is limited to information Party B has already received in writing which Party B is able to release without breaching any contractual obligations or the provisions of any law applicable to Party B.

            The definition of "Market Quotation" shall be deleted in its entirety and replaced with the following:

            "Market Quotation" means, with respect to one or more Terminated
            Transactions, a Firm Offer which is (1) made by a Reference
            Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by
            Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i)
            in respect of such Terminated Transactions or group of Terminated
            Transactions that would, but for the occurrence of the relevant
            Early Termination Date, have been required after that Date, (3) made on the basis that Unpaid Amounts in respect of the Terminated
            Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant
            Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination
            Date is to be included and (4) made in respect of a Replacement
            Transaction with terms substantially the same as those of this
            Agreement (save for the exclusion of provisions relating to
            Transactions that are not Terminated Transactions)."

                                        6

            (ii)  The definition of "Settlement Amount" shall be deleted in its entirety and replaced with the following:

            "Settlement Amount" means, with respect to any Early Termination
            Date, an amount (as determined by Party B in accordance with the
            Pooling and Servicing Agreement) equal to the Termination Currency
            Equivalent of the amount (whether positive or negative) of any
            Market Quotation for the relevant Terminated Transaction or group of
            Terminated Transactions that is accepted by Party B in accordance with the Pooling and Servicing Agreement so as to become legally binding, Provided that:

                  (a) If, on the day falling ten Local Business Days after the day on which the Early Termination Date is designated or such later day as Party B in accordance with the Pooling and
                  Servicing Agreement may specify in writing to Party A (but in either case no later than the Early Termination Date) (such day the "Latest Settlement Amount Determination Day"), no
                  Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B in accordance with the Pooling and Servicing Agreement so as to become legally binding and one or more Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the
                  Termination Currency Equivalent of the amount (whether
                  positive or negative) of the lowest of such Market Quotations;
                  and

                  (b) If, on the Latest Settlement Amount Determination Day, no
                  Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B in accordance with the Pooling and Servicing Agreement so as to become legally binding and no Market Quotations have been made and remain capable of becoming legally binding upon
                  acceptance, the Settlement Amount shall equal Party B's Loss
                  (whether positive or negative and without reference to any
                  Unpaid amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

            (iii) For the purpose of sub-paragraph (4) of the definition of
            Market Quotation, Party B shall determine in its sole discretion in accordance with the Pooling and Servicing Agreement, acting in a commercially reasonable manner, whether a Firm Offer is made in respect of a Replacement Transaction with commercial terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not
            Terminated Transactions).

            (iv)  At any time on or before the Latest Settlement Amount
            Determination Day at which two or more Market Quotations remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations.

            (v)   If Party B requests Party A in writing to obtain Market
            Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

            (vi)  If the Settlement Amount is a negative number, Section
            6(e)(i)(3) of the ISDA Form shall be deleted in its entirety and replaced with the following:

            "SECOND METHOD AND MARKET QUOTATION. If Second Method and Market
            Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the
            Terminated Transactions, (2) Party B shall pay to Party A the

                                        7

            Termination Currency Equivalent of the Unpaid Amounts owing to Party
            A and (3) Party A shall pay to Party B the Termination Currency
            Equivalent of the Unpaid Amounts owing to Party B, Provided that,
            (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) of this Agreement and (ii)
            notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) shall not be netted-off against any amount payable by Party B under (1)."

      (p)   Multibranch Party. For the purpose of Section 10(c) of the Form
Master Agreement: (a) Party A is a not a Multibranch Party; and (b) Counterparty
is not a Multibranch Party.

      (q)   Credit Support Document. Initially with respect to Party A, a
Credit Support Annex and any guaranty in support of Party A's obligations. With respect to Counterparty, a Credit Support Annex, but only with respect to
Paragraph 3(b) of such Credit Support Annex.

      (r)   Credit Support Provider. In relation to Party A: Not Applicable. In relation to Counterparty: Not Applicable.

      (s)   Section 12(a)(ii) of the ISDA Form is deleted in its entirety.

      (t)   Party A may assign or transfer its rights and obligations hereunder to any entity pursuant to Section 9 of this Agreement, so long as the Rating
Agency Condition is satisfied. This Transaction shall not be amended or modified pursuant to Section 9(b) of the ISDA Form unless the Rating Agency Condition is satisfied.

      (u)   Notwithstanding any provision of this Transaction or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the
Agreement shall not apply for purposes of this Transaction.

8.    LIMITATION OF LIABILITY.

      Notwithstanding anything herein to the contrary, it is expressly understood and agreed by the parties hereto that (a) this letter agreement is executed and delivered by LaSalle Bank National Association ("LaSalle Bank"),
not individually or personally, but solely as Supplemental Interest Trust
Trustee of the RAMP Series 2007-RS1 Supplemental Interest Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the RAMP
Series 2007-RS1 Supplemental Interest Trust is made and intended not as personal representations, undertakings and agreements by LaSalle Bank but is made and intended for the purpose of binding only the RAMP Series 2007-RS1 Supplemental
Interest Trust, (c) nothing herein contained shall be construed as creating any liability on LaSalle Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve
LaSalle Bank from performing its duties and obligations under the Pooling and
Servicing Agreement in accordance with the standard of care set forth therein, and (d) under no circumstances shall LaSalle Bank be personally liable for the payment of any indebtedness or expenses of the RAMP Series 2007-RS1 Supplemental
Interest Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the RAMP Series
2007-RS1 Supplemental Interest Trust under this letter agreement or any other related documents.

9.    ADDITIONAL PROVISIONS.

      (I) DOWNGRADE OF PARTY A. If a Ratings Event (as defined below) shall occur and be continuing with respect to Party A, then Party A shall (A) within 5
Business Days of such Ratings Event, give notice to Party B of the occurrence of such Ratings Event, and (B) within 30 Calendar Days after the occurrence of a

                                        8

Ratings Event, either (i) use reasonable efforts to transfer (at its own cost)
Party A's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition (as defined below), (ii) post
Eligible Collateral in accordance with the Credit Support Annex attached hereto and made a part hereof or (iii) obtain a guaranty which satisfies the Rating
Agency Condition. Party A's obligations to find a transferee, to post Eligible
Collateral under such Credit Support Annex or obtain a guarantor shall remain in effect only for so long as a Ratings Event is continuing with respect to Party
A. For the purpose hereof, a "Ratings Event" shall occur in that event that (1)
Party A's short-term unsecured and unsubordinated debt rating is reduced below
"A-1" by Standard & Poor's Ratings Service ("S&P") (or if its short-term rating is not available by S&P, in the event that its long-term unsecured and unsubordinated debt rating is reduced below "A+" by S&P) or (2) its short-term unsecured and unsubordinated debt rating is reduced below "F1" by Fitch, Inc.
("Fitch") (or, if its short-term rating is not available by Fitch, its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A" by
Fitch or (iii) if Party A fails to satisfy the Moody's Downgrade provisions set forth in Section 9(ii) hereof.

      If a Ratings Withdrawal (as defined below) shall occur and be continuing with respect to Party A, then Party A shall within 2 Business Days of such
Ratings Withdrawal, (A) give notice to Party B of the occurrence of such Ratings
Withdrawal, and (B) (i) transfer (at its own cost) Party A's rights and obligations hereunder to another party, subject to satisfaction of the Rating
Agency Condition or (ii) obtain a guaranty of its obligations hereunder from another party, subject to the satisfaction of the Rating Agency Condition, and such guaranty shall remain in effect only for so long as a Ratings Withdrawal is continuing with respect to Party A. For the purpose hereof, a "Ratings
Withdrawal" shall occur with respect to Party A if the long-term and short-term senior unsecured deposit ratings of Party A are withdrawn by S&P or cease to be at least BBB- and A-3 by S&P.

      "Rating Agency Condition" means, with respect to any action taken or to be taken, a condition that is satisfied when S&P, Moody's and Fitch have confirmed in writing that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the Certificates.

      (II) MOODY'S DOWNGRADE PROVISIONS.

            (A)   Moody's First Rating Trigger Collateral. For purposes of this section, if Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex from time to time entered into between
            Party A and Party B in relation to this Agreement and either (x) the
            Moody's Second Rating Trigger Requirements do not apply or (y) less than 30 Local Business Days have elapsed since the last time the
            Moody's Second Rating Trigger Requirements did not apply, such failure by Party A to comply with the provisions set forth above shall constitute an Additional Termination Event for which Party A shall be the sole Affected Party.

            (B)   Moody's Second Rating Trigger Replacement. It shall be an
            Additional termination Event with respect to Party A as sole
            Affected Party if (x) the Moody's Second Rating Trigger Requirements
            apply and 30 or more Local Business Days have elapsed since the last time the Moody's Second Rating Trigger Requirements did not apply and (y) (i) at least one Eligible Replacement has made a Firm Offer
            (which remains capable of becoming legally binding upon acceptance)
            to be the transferee of a transfer to be made in accordance with
            Part 5(m)(ii) below and/or (ii) at least one entity with the Moody's
            First Trigger Required Ratings and/or the Moody's Second Trigger
            Required Ratings has made a Firm Offer (which remains capable of becoming legally binding upon acceptance by the offeree) to provide an Eligible Guarantee in respect of all of Party A's present and future obligations under this Agreement.

            For the purpose of sub-paragraph (B) and (C) above:

                                        9

            "Eligible Guarantee" means an unconditional and irrevocable guarantee that is provided by a guarantor as principal debtor rather than surety and is directly enforceable by Party B, where either (A)
            a law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to withholding for Tax or (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to withholding for tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any withholding tax)
            will equal the full amount Party B would have received had no such withholding been required.

            "Eligible Replacement" means an entity (A) with the Moody's First
            Trigger Required Ratings and/or the Moody's Second Trigger Required
            Ratings or (B) whose present and future obligations owing to Party B are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with the Moody's First Trigger Required Ratings and/or the
            Moody's Second Trigger Required Ratings.

            "Firm Offer" means an offer which, when made, was capable of becoming legally binding upon acceptance.

            "Moody's Short-term Rating" means a rating assigned by Moody's under its short-term rating scale in respect of an entity's short-term, unsecured and unsubordinated debt obligations

            "Relevant Entities" means Party A and any guarantor under an
            Eligible Guarantee in respect of all of Party A's present and future obligations under this Agreement.

            An entity shall have the "Moody's First Trigger Required Ratings"
            (x) where such entity is the subject of a Moody's Short-term Rating, if such rating is "Prime-1" and its long-term, unsecured and unsubordinated debt or counterparty obligations are rated "A2" or above by Moody's and (y) where such entity is not the subject of a
            Moody's Short-term Rating, if its long-term, unsecured and unsubordinated debt or counterparty obligations are rated "A1" or above by Moody's.

            The "Moody's Second Rating Trigger Requirements" shall apply so long as no Relevant Entity has the Second Trigger Required Ratings.

            An entity shall have the "Moody's Second Trigger Required Ratings"
            (x) where such entity is the subject of a Moody's Short-term Rating, if such rating is "Prime-2" or above and its long-term, unsecured and unsubordinated debt obligations are rated "A3" or above by
            Moody's and (y) where such entity is not the subject of a Moody's
            Short-term Rating, if its long-term, unsecured and unsubordinated debt obligations are rated "A3" or above by Moody's.

            So long as the Moody's Second Rating Trigger Requirements apply,
            Party A will at its own cost use commercially reasonable efforts to, as soon as reasonably practicable, procure either (x) an Eligible
            Guarantee in respect of all of Party A's present and future obligations under this Agreement to be provided by a guarantor with the Moody's First Trigger Required Ratings and/or the Moody's Second
            Trigger Required Ratings or (y) a transfer in accordance with
            Section 9(ii) below.

      (III) TRANSFERS.

            (a)   Section 7 of the ISDA Form shall not apply to Party A and, subject to Section 6(b)(ii) of the ISDA Form and Section 9(v)
            herein, Party A may not transfer (whether by way of security or otherwise) any interest or obligation in or under this Agreement without

                                       10

            the prior written consent of Party B. Any transfer pursuant to this
            Section will require that the transferee enter into a Regulation AB indemnification agreement substantially similar to the one previously entered into by Party A.

            (b)   Subject to Section 9(v) below, Party A may (at its own cost)
            transfer all or substantially all of its rights and obligations with respect to this Agreement to any other entity (a "TRANSFEREE") that is an Eligible Replacement, provided that Party B shall determine in its sole discretion in accordance with the Pooling and Servicing
            Agreement, acting in a commercially reasonable manner, whether or not a transfer relates to all or substantially all of Party A's rights and obligations under this Agreement. Following such transfer, all references to Party A shall be deemed to be references to the Transferee.

      (c)   If an entity has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with (ii) above, Party B shall (at
            Party A's cost) at Party A's written request, take any reasonable steps required to be taken by it to effect such transfer provided such steps shall be in accordance with the Pooling and Servicing
            Agreement.

      (IV)  TAX. Notwithstanding the definition of "Indemnifiable Tax" in
Section 14 of the ISDA Form, in relation to payments by Party A, any Tax shall be an Indemnifiable Tax and, in relation to payments by Party B, no Tax shall be an Indemnifiable Tax.

      (V)   RATING AGENCY NOTIFICATIONS. Notwithstanding any other provision of this Agreement, this Agreement shall not be amended, no Early Termination Date shall be effectively designated by Party B, and no transfer of any rights or obligations under this Agreement shall be made (other than a transfer of all of
Party A's rights and obligations with respect to this Agreement in accordance with Section 9(ii) above) unless Moody's has been given prior written notice of such amendment, designation or transfer.

10.   ADDITIONAL TERMINATION EVENTS.

      (a)   A Ratings Event occurs as set forth in Section 9 hereof and Party A fails to satisfy the requirements set forth in Section 9 hereof or
            Party A fails to satisfy the Moody's Downgrade provisions set forth in Section 9 hereof. Party A shall be the sole Affected Party.

      (b)   The Pooling and Servicing Agreement is amended or modified, without the prior written consent of Party A, in any manner which materially adversely affects Party A, and such consent is required pursuant to the Pooling and Servicing Agreement. The Counterparty shall be the sole Affected Party

      (c)   The Trust Fund (as defined in the Pooling and Servicing Agreement)
            is terminated pursuant to the Pooling and Servicing Agreement or notice of the Terminator's (as defined in the Pooling and Servicing
            Agreement) intention to exercise its option to purchase the Mortgage
            Loans pursuant to Section 9.01 of the Pooling and Servicing
            Agreement is given by the Trustee to Certificateholders pursuant to
            Section 9.01 of the Pooling and Servicing Agreement. The
            Counterparty shall be the sole Affected Party.

11.   NON-PETITION.

      Party A hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against Party B, any bankruptcy,

                                       11

reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the certificates issued by Party B under the Pooling and Servicing Agreement and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

12.   TAX REPRESENTATIONS.

(a)   Payer Representations. For the purpose of Section 3(e) of the ISDA
Agreement, Party A and Party B will make the following representations:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the
      Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

      (i)   the accuracy of any representations made by the other party pursuant to Section 3(f) of the Agreement;

      (ii)  the satisfaction of the agreement contained in Section 4(a)(iii) of the Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of the Agreement; and

      (iii) the satisfaction of the agreement of the other party contained in
      Section 4(d) of the Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)   Payee Representations. For the purpose of Section 3(f) of the Agreement, each of Party A and Party B make the following representations.

      The following representation will apply to Party A:

      Party A is a "foreign person" within the meaning of the applicable U.S.
      Treasury Regulations concerning information reporting and backup withholding tax (as in effect on January 1, 2001), unless Party A provides written notice to Party B that it is no longer a foreign person. In respect of each Transaction it enters into through an office or discretionary agent in the United States or which otherwise is allocated for United States federal income tax purposes to such United States trade or business, each payment received or to be received by it under such
      Transaction will be effectively connected with its conduct of a trade or business in the United States.

      The following representation will apply to Party B:

      LaSalle Bank National Association is the Trustee and Supplemental Interest
      Trust Trustee under the Pooling and Servicing Agreement.

13.   NON-RECOURSE PROVISIONS.

      Notwithstanding anything to the contrary contained herein, none of Party B or any of its officers, directors, or shareholders (the "Non-recourse Parties")
shall be personally liable for the payment by or on behalf of the RAMP Series
2007-RS1 Supplemental Interest Trust hereunder, and Party A shall be limited to a proceeding against the Collateral or against any other third party other than the Non-recourse Parties, and Party A shall not have the right to proceed directly against the RAMP Series 2007-RS1 Supplemental Interest Trust for the
satisfaction of any monetary claim against the Non-recourse Parties or for any

                                       12

deficiency judgment remaining after foreclosure of any property included in such
Collateral and following the realization of the Collateral, any claims of Party
A shall be extinguished.

14.   DOCUMENTS TO BE DELIVERED. For the purpose of Section 4(a) (i) and 4(a)
(iii):

(1) Tax forms, documents, or certificates to be delivered are:

---------------------------------------------------------------------------------------------------------
PARTY REQUIRED TO DELIVER   FORM/DOCUMENT/                   DATE BY WHICH TO BE DELIVERED
DOCUMENT                    CERTIFICATE
---------------------------------------------------------------------------------------------------------

Party A and                 Any document required or         Promptly after the earlier of (i) reasonable
Party B                     reasonably requested to allow    demand by either party or (ii) learning that
                            the other party to make          such form or document is required
                            payments under this Agreement
                            without any deduction or
                            withholding for or on the
                            account of any Tax or with
                            such deduction or withholding
                            at a reduced rate
---------------------------------------------------------------------------------------------------------

(2) Other documents to be delivered (unless publicly available) are:

-----------------------------------------------------------------------------------------------------------------
PARTY REQUIRED TO DELIVER   FORM/DOCUMENT/                    DATE BY WHICH TO BE DELIVERED   COVERED BY SECTION
DOCUMENT                    CERTIFICATE                                                       3(D) REPRESENTATION
-----------------------------------------------------------------------------------------------------------------

Party A and Party B         Any documents to evidence the     Upon the execution and                    Yes
                            authority of the delivering       delivery of this Agreement
                            party for it to execute and       and such Confirmation.
                            deliver this Confirmation.
-----------------------------------------------------------------------------------------------------------------
Party A and Party B         A certificate of an authorized    Upon the execution and                    Yes
                            officer of the party, as to the   delivery of this Confirmation.
                            incumbency and authority of the
                            respective officers of the
                            party signing this Confirmation.
-----------------------------------------------------------------------------------------------------------------
Party A                     Legal opinion(s) with respect     Within 5 Local Business Days              No
                            to such party and its Credit      of execution hereof
                            Support Provider, if any, for
                            it, reasonably satisfactory in
                            form and substance to the other
                            party relating to the
                            enforceability of the party's
                            obligations under this
                            Agreement.
-----------------------------------------------------------------------------------------------------------------
Party A                     A copy of the most recent         To be made available on                   Yes
                            annual report of such party       www.deutschebank.de/ir/en/ as
                            (only if available) and its       soon as available and in any
                            Credit Support Provider, if       event within 90 days after
                            any, containing in all cases      the end of each fiscal year
                            audited consolidated financial    of Party A
                            statements for each fiscal year
                            certified by independent
                            certified public accountants
                            and
-----------------------------------------------------------------------------------------------------------------

                                       13

-----------------------------------------------------------------------------------------------------------------
PARTY REQUIRED TO DELIVER   FORM/DOCUMENT/                    DATE BY WHICH TO BE DELIVERED   COVERED BY SECTION
DOCUMENT                    CERTIFICATE                                                       3(D) REPRESENTATION
-----------------------------------------------------------------------------------------------------------------

                            prepared in accordance with
                            generally accepted accounting
                            principles in the United States
                            or in the country in which such
                            party is organized.
-----------------------------------------------------------------------------------------------------------------
Party B                     Each other report or other        Promptly upon request by                  No
                            document required to be           Party A, or with respect to
                            delivered by or to Party B        any particular type of report
                            under the terms of the Pooling    or other document as to which
                            and Servicing Agreement, other    Party A has previously made
                            than those required to be         request to receive all
                            delivered directly by the         reports or documents of that
                            Trustee to Party A thereunder.    type, promptly upon delivery
                                                              or receipt of such report or
                                                              document by Party B and
                                                              delivery shall be satisfied
                                                              by posting such report on
                                                              Party B's website
                                                              http://www.usbank.com/mbs.
-----------------------------------------------------------------------------------------------------------------

15.   WAIVER OF RIGHT TO TRIAL BY JURY.

      EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY
WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS
TRANSACTION.

16.   ELIGIBLE CONTRACT PARTICIPANT.

      Each party represents to the other party that it is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as
amended.

17.   NOTICE BY FACSIMILE TRANSMISSION.

      Section 12(a) of the ISDA Form is hereby amended by deleting the parenthetical "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."

                                       14

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning an executed copy of this letter agreement to the attention of Derivative Documents via facsimile to 44 20 7545 9761, or via
e-mail to Derivative.Documentation@db.com.

Yours sincerely,

DEUTSCHE BANK AG, NEW YORK BRANCH

By:   _____________________________
      Name:
      Title:

By:   _____________________________
      Name:
      Title:

Confirmed as of the date above:

RAMP SERIES 2007-RS1 SUPPLEMENTAL INTEREST TRUST

By:   LaSalle Bank National Association not in its individual capacity but solely in its capacity as Supplemental Interest Trust Trustee for the benefit of the RAMP Series 2007-RS1 Supplemental Interest Trust

By:   _____________________________
      Name:
      Title:

                                       15

                                    EXHIBIT I

With respect to calculating a Floating Amount for any Calculation Period falling within the periods set forth below, the Notional Amount shall be the amount set forth opposite the relevant period and underneath the caption Notional Amount, as follows:

                                              NOTIONAL AMOUNT
FROM AND INCLUDING*    TO BUT EXCLUDING*           (USD)

 Effective Date            25-Mar-07          $371,367,641.29
   25-Mar-07               25-Apr-07          $369,303,867.76
   25-Apr-07               25-May-07          $366,792,604.31
   25-May-07               25-Jun-07          $363,836,262.38
   25-Jun-07               25-Jul-07          $360,438,867.58
   25-Jul-07               25-Aug-07          $356,606,074.86
   25-Aug-07               25-Sep-07          $352,345,174.62
   25-Sep-07               25-Oct-07          $347,665,089.46
   25-Oct-07               25-Nov-07          $343,045,241.42
   25-Nov-07               25-Dec-07          $338,484,866.75
   25-Dec-07               25-Jan-08          $333,983,211.33
   25-Jan-08               25-Feb-08          $329,539,530.53
   25-Feb-08               25-Mar-08          $325,153,089.05
   25-Mar-08               25-Apr-08          $320,823,160.92
   25-Apr-08               25-May-08          $316,549,029.25
   25-May-08               25-Jun-08          $312,329,986.19
   25-Jun-08               25-Jul-08          $308,165,332.81
   25-Jul-08               25-Aug-08          $304,054,378.96
   25-Aug-08               25-Sep-08          $299,996,443.19
   25-Sep-08               25-Oct-08          $295,990,852.64
   25-Oct-08               25-Nov-08          $292,036,942.91
   25-Nov-08               25-Dec-08          $288,134,057.97
   25-Dec-08               25-Jan-09          $284,281,550.04
   25-Jan-09               25-Feb-09          $280,478,779.52
   25-Feb-09               25-Mar-09          $276,725,114.85
   25-Mar-09               25-Apr-09          $273,019,932.42
   25-Apr-09               25-May-09          $269,362,616.48
   25-May-09               25-Jun-09          $265,752,559.04
   25-Jun-09               25-Jul-09          $262,189,159.76
   25-Jul-09               25-Aug-09          $258,671,825.88
   25-Aug-09               25-Sep-09          $255,199,972.08
   25-Sep-09               25-Oct-09          $251,773,020.44
   25-Oct-09               25-Nov-09          $248,390,400.32
   25-Nov-09               25-Dec-09          $245,051,548.23
   25-Dec-09               25-Jan-10          $241,755,907.83
   25-Jan-10               25-Feb-10          $238,502,929.79
   25-Feb-10               25-Mar-10          $235,292,071.65
   25-Mar-10               25-Apr-10          $232,122,797.83
   25-Apr-10               25-May-10          $228,994,579.50
   25-May-10               25-Jun-10          $225,906,894.48
   25-Jun-10               25-Jul-10          $222,859,227.19
   25-Jul-10               25-Aug-10          $219,851,068.50
   25-Aug-10               25-Sep-10          $216,881,915.79
   25-Sep-10               25-Oct-10          $213,951,272.67
   25-Oct-10               25-Nov-10          $211,058,649.10
   25-Nov-10               25-Dec-10          $208,203,561.15

                                       16

   25-Dec-10               25-Jan-11          $205,385,531.04
   25-Jan-11               25-Feb-11          $202,604,086.98
   25-Feb-11               25-Mar-11          $199,858,763.17
   25-Mar-11               25-Apr-11          $197,149,099.63
   25-Apr-11               25-May-11          $194,474,642.21
   25-May-11               25-Jun-11          $191,834,942.52
   25-Jun-11               25-Jul-11          $189,229,557.77
   25-Jul-11               25-Aug-11          $186,658,050.79
   25-Aug-11               25-Sep-11          $184,119,989.92
   25-Sep-11               25-Oct-11          $181,614,948.93
   25-Oct-11               25-Nov-11          $179,142,506.98
   25-Nov-11               25-Dec-11          $176,702,248.54
   25-Dec-11               25-Jan-12          $174,293,763.33
   25-Jan-12               25-Feb-12          $171,916,646.24
   25-Feb-12               25-Mar-12          $169,570,497.27
   25-Mar-12               25-Apr-12          $167,254,921.46
   25-Apr-12               25-May-12          $164,969,528.85
   25-May-12               25-Jun-12          $162,713,934.42
   25-Jun-12               25-Jul-12          $160,487,757.96
   25-Jul-12               25-Aug-12          $158,290,624.10
   25-Aug-12               25-Sep-12          $156,122,162.20
   25-Sep-12               25-Oct-12          $153,982,006.31
   25-Oct-12               25-Nov-12          $151,869,795.07
   25-Nov-12               25-Dec-12          $149,785,171.69
   25-Dec-12               25-Jan-13          $147,727,783.93
   25-Jan-13               25-Feb-13          $145,697,283.94
   25-Feb-13               25-Mar-13          $143,693,328.30
   25-Mar-13               25-Apr-13          $141,715,577.93
   25-Apr-13               25-May-13          $139,763,697.99
   25-May-13               25-Jun-13          $137,837,357.92
   25-Jun-13               25-Jul-13          $135,936,231.31
   25-Jul-13               25-Aug-13          $134,059,995.89
   25-Aug-13               25-Sep-13          $132,208,333.45
   25-Sep-13               25-Oct-13          $130,380,929.80
   25-Oct-13               25-Nov-13          $128,577,474.72
   25-Nov-13               25-Dec-13          $126,797,661.92
   25-Dec-13               25-Jan-14          $125,041,188.99
   25-Jan-14               25-Feb-14          $123,307,757.32
   25-Feb-14               25-Mar-14          $121,597,072.07
   25-Mar-14               25-Apr-14          $119,908,842.17
   25-Apr-14               25-May-14          $118,242,780.17
   25-May-14               25-Jun-14          $116,598,602.32
   25-Jun-14               25-Jul-14          $114,976,028.41
   25-Jul-14               25-Aug-14          $113,374,781.78
   25-Aug-14               25-Sep-14          $111,794,589.28
   25-Sep-14               25-Oct-14          $110,235,181.22
   25-Oct-14               25-Nov-14          $108,696,291.32
   25-Nov-14               25-Dec-14          $107,177,656.64
   25-Dec-14               25-Jan-15          $105,679,017.61
   25-Jan-15               25-Feb-15          $104,200,117.91
   25-Feb-15               25-Mar-15          $102,740,704.49
   25-Mar-15               25-Apr-15          $101,300,527.46
   25-Apr-15               25-May-15          $ 99,879,340.16
   25-May-15               25-Jun-15          $ 98,476,898.98
   25-Jun-15               25-Jul-15          $ 97,092,963.45
   25-Jul-15               25-Aug-15          $ 95,727,296.11

                                       17

   25-Aug-15               25-Sep-15          $94,379,662.51
   25-Sep-15               25-Oct-15          $93,049,831.18
   25-Oct-15               25-Nov-15          $91,737,573.58
   25-Nov-15               25-Dec-15          $90,442,664.05
   25-Dec-15               25-Jan-16          $89,164,879.81
   25-Jan-16               25-Feb-16          $87,904,000.88
   25-Feb-16               25-Mar-16          $86,659,810.08
   25-Mar-16               25-Apr-16          $85,432,092.98
   25-Apr-16               25-May-16          $84,220,637.85
   25-May-16               25-Jun-16          $83,025,235.67
   25-Jun-16               25-Jul-16          $81,845,680.04
   25-Jul-16               25-Aug-16          $80,681,767.20
   25-Aug-16               25-Sep-16          $79,533,295.96
   25-Sep-16               25-Oct-16          $78,400,067.68
   25-Oct-16               25-Nov-16          $77,281,886.24
   25-Nov-16               25-Dec-16          $76,178,558.01
   25-Dec-16               25-Jan-17          $75,089,891.79
   25-Jan-17               25-Feb-17          $74,015,698.86
   25-Feb-17               25-Mar-17          $72,955,792.82
   25-Mar-17               25-Apr-17          $71,909,989.70
   25-Apr-17               25-May-17          $70,878,107.83
   25-May-17               25-Jun-17          $69,859,967.84
   25-Jun-17               25-Jul-17          $68,855,392.64
   25-Jul-17               25-Aug-17          $67,864,207.41
   25-Aug-17               25-Sep-17          $66,886,239.52
   25-Sep-17               25-Oct-17          $65,921,318.53
   25-Oct-17               25-Nov-17          $64,969,276.18
   25-Nov-17               25-Dec-17          $64,029,946.36
   25-Dec-17               25-Jan-18          $63,103,165.00
   25-Jan-18               25-Feb-18          $62,188,770.20
   25-Feb-18               25-Mar-18          $61,286,602.06
   25-Mar-18               25-Apr-18          $60,396,502.71
   25-Apr-18               25-May-18          $59,518,316.33
   25-May-18               25-Jun-18          $58,651,889.03
   25-Jun-18               25-Jul-18          $57,797,068.89
   25-Jul-18               25-Aug-18          $56,953,705.92
   25-Aug-18               25-Sep-18          $56,121,652.06
   25-Sep-18               25-Oct-18          $55,300,761.08
   25-Oct-18               25-Nov-18          $54,490,888.65
   25-Nov-18               25-Dec-18          $53,691,892.27
   25-Dec-18               25-Jan-19          $52,903,631.24
   25-Jan-19               25-Feb-19          $52,125,966.63
   25-Feb-19               25-Mar-19          $51,358,761.31
   25-Mar-19               25-Apr-19          $50,601,879.88
   25-Apr-19               25-May-19          $49,855,188.67
   25-May-19               25-Jun-19          $49,118,555.69
   25-Jun-19               25-Jul-19          $48,391,850.64
   25-Jul-19               25-Aug-19          $47,674,944.88
   25-Aug-19               25-Sep-19          $46,967,711.39
   25-Sep-19               25-Oct-19          $46,270,024.80
   25-Oct-19               25-Nov-19          $45,581,761.30
   25-Nov-19               25-Dec-19          $44,902,798.68

* All dates listed above (with the exception of the Effective Date) are subject to adjustment in accordance with the Modified Following Business Day Convention.

                                       18